UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 7, 2025

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Preferred Offerings

Cottonwood Communities, Inc. (the "Company," "we," "our," or "us") is conducting multiple best-efforts private placement offerings pursuant to which we are offering certain series of our preferred stock to accredited investors. These offerings are exempt from registration pursuant to Rule 506(b) of Regulation D of the Securities Act because the shares are being offered and sold solely to accredited investors without the use of general solicitation.

In an offering launched September 19, 2023, we are offering a maximum of $150,000,000 in shares of our Series A Convertible Preferred Stock (the "Series A Convertible Private Offering") at a purchase price of $10.00 per share. In an offering launched December 9, 2024, we are offering a maximum of $150,000,000 in shares of our Series 2025 Preferred Stock (the "Series 2025 Private Offering") at a purchase price of $10.00 per share (with discounts available to certain categories of purchasers). In an exchange offering launched December 9, 2024, we are offering to exchange one share of our Series 2025 Preferred Stock for each outstanding share of our (i) Series 2019 Preferred Stock and (ii) Series 2023 Preferred Stock (the "Exchange Offering").

Sales of Series A Convertible Stock

During the period from February 6, 2025 through February 12, 2025, we issued and sold 114,779 shares of Series A Convertible Preferred Stock in the Series A Convertible Private Offering and received aggregate proceeds of $1,075,000. In connection with the sale of these shares in the Series A Convertible Private Offering, we paid aggregate selling commissions of $19,500 and placement fees of $29,363. As of February 12, 2025, there were 6,596,085 shares of Series A Convertible Preferred Stock outstanding.

Sales of Series 2025 Preferred Stock

During the period from February 6, 2025 through February 12, 2025, we issued and sold 12,979 shares of Series 2025 Preferred Stock in the Series 2025 Private Offering and received aggregate proceeds of $122,003. In connection with the sale of these shares in the Series 2025 Private Offering, we paid no selling commissions and aggregate placement fees of $3,965. Additionally, during the same period, we issued and sold 5,000 shares of Series 2025 Preferred Stock in exchange for our Series 2019 Preferred Stock or Series 2023 Preferred Stock, as applicable, in the Exchange Offering and paid aggregate selling commissions of $3,000 and placement fees of $1,475. As of February 12, 2025, there were 153,479 shares of our Series 2025 Preferred Stock outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:  February 13, 2025